Exhibit 4.1

HALEON US CAPITAL LLC

and

HALEON UK CAPITAL PLC
as Issuers

and

HALEON PLC
as Guarantor

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

Indenture

Dated as of

August 21, 2026

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section
Section 310	(a)(1)	609
	(a)(2)	609
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	608
		610
Section 311	(a)	613
	(b)	613
Section 312	(a)	701
		702
	(b)	702
	(c)	702
Section 313	(a)	703
	(b)	703
	(c)	703
	(d)	703
Section 314	(a)	704
	(a)(4)	101
		1004
	(b)	Not Applicable
	(c)(1)	102
	(c)(2)	102
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	102
Section 315	(a)	601
	(b)	602
	(c)	601
	(d)	601
	(e)	514
Section 316	(a)	101
	(a)(1)(A)	502
		512
	(a)(1)(B)	513
	(a)(2)	Not Applicable
	(b)	508
	(c)	104
Section 317	(a)(1)	503
	(a)(2)	504
	(b)	1003
Section 318	(a)	107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS

-i-

-ii-

Article Eight Successor Entity

Section 801. When an Issuer May Merge, etc.	53
Section 802. Successor Substituted	53
Section 803. When the Guarantor May Merge, Etc.	53
Section 804. Successor Guarantor Substituted	54
Section 805. Substitution of Either Issuer	54

Article Nine Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders	54
Section 902. Supplemental Indentures With Consent of Holders	56
Section 903. Execution of Supplemental Indentures	57
Section 904. Effect of Supplemental Indentures	57
Section 905. Conformity with Trust Indenture Act	57
Section 906. Reference in Securities to Supplemental Indentures	57

Article Ten Covenants

Section 1001. Payment of Securities; Additional Amounts	57
Section 1002. Maintenance of Office or Agency	59
Section 1003. Money for Securities Payments to Be Held in Trust	59
Section 1004. Statement by Officers as to Default	60
Section 1005. Existence	60
Section 1006. Limitation on Liens	60
Section 1007. Waiver of Certain Covenants	61
Section 1008. Additional Information	61
Section 1009. Indemnification of Judgment Currency	61
Section 1010. Further Instruments and Acts	61

Article Eleven Redemption of Securities

Section 1101. Applicability of Article	62
Section 1102. Notice of Redemption	62
Section 1103. Selection by Trustee of Securities to Be Redeemed	63
Section 1104. Optional Redemption for Tax Reasons	63
Section 1105. Deposit of Redemption Price	64
Section 1106. Securities Payable on Redemption Date	64
Section 1107. Unredeemed Portions of Partially Redeemed Security	64
Section 1108. Fixed Rate Securities Make-Whole and Par Redemption	65
Section 1109. Floating Rate Securities Par Redemption	65
Section 1110. Redemption Upon a Change of Control Put Event	65
Section 1111. Redemption at Maturity	66

-iii-

Article Twelve Sinking Funds

Section 1201. Applicability of Article	66
Section 1202. Satisfaction of Sinking Fund Payments with Securities	66
Section 1203. Redemption of Securities for Sinking Fund	67

Article Thirteen Defeasance and Covenant Defeasance

Section 1301. Issuers and the Guarantor’s Option to Effect Defeasance or Covenant Defeasance	67
Section 1302. Defeasance and Discharge	67
Section 1303. Covenant Defeasance	67
Section 1304. Conditions to Defeasance or Covenant Defeasance	68
Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions	68
Section 1306. Reinstatement	69
Section 1307. Qualifying Trustee	69

-iv-

INDENTURE, dated as of August 21, 2026, among Haleon US Capital LLC, a limited liability company formed under the laws of the State of Delaware (herein called the “U.S. Issuer”), Haleon UK Capital plc, a public limited company organized under the laws of England and Wales (the “UK Issuer”, and together with the U.S. Issuer, the “Issuers”), Haleon plc, a public limited company organized under the laws of England and Wales (herein called the “Guarantor”), and Deutsche Bank Trust Company Americas, as trustee (herein called the “Trustee”).

Recitals of the Issuers and the Guarantor

The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of Guarantees with respect to the Securities.

All things necessary to make this Indenture a valid agreement of the Issuers and the Guarantor, in accordance with its terms, have been done.

Now, Therefore, This Indenture Witnesseth:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE One
Definitions and Other Provisions of General Application

Section 101.       Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)                the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)                all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)                all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, as applied by the Guarantor, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted — at the date of this instrument — at the date of such computation in the jurisdiction of incorporation of the Guarantor;

(4)                unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and

(5)                the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Additional Amounts” has the meaning specified in Section 1001.

“Affiliate” means, with respect to a Person, another Person controlling, controlled by or under common control with such Person. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary with respect thereto that apply to such transfer or exchange.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Agent” has the meaning specified in Section 112.

“Board of Directors” means either the board of directors or other managing body of the relevant Issuer or the Guarantor, as applicable, or any duly authorized committee of that board or managing body.

“Business Day”, when used with respect to any Place of Payment, means any day other than a Saturday, a Sunday or a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

“Certificated Security” means a certificated Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legends as may be specified as contemplated by Section 301 of such Securities) and that is registered in the name of the Holder thereof.

“Change of Control” means:

(a)	with respect to any Securities, a Person or Persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the UK Companies Act 2006, as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Guarantor or any holding company of the Guarantor, shall become interested (within the meaning of Part 22 of the UK Companies Act 2006, as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Guarantor (or any holding company of the Guarantor) or (B) shares in the capital of the Guarantor (or any holding company of the Guarantor) carrying more than 50% of the voting rights normally exercisable at a general meeting of the Guarantor or any holding company of the Guarantor; or

(b)	with respect to Securities issued by the U.S. Issuer, the Guarantor ceases to own directly or indirectly more than 50% of the outstanding share capital of the U.S. Issuer carrying voting rights normally exercisable at a general meeting of the U.S. Issuer; or

(c)	with respect to Securities issued by the U.K. Issuer, the Guarantor ceases to own directly or indirectly more than 50% of the outstanding share capital of the U.K. Issuer carrying voting rights normally exercisable at a general meeting of the U.K. Issuer.

“Change of Control Period” means the period commencing on and including the Relevant Announcement Date and ending on and including the date falling 90 days after the Change of Control (or such longer period for which the relevant series of Securities are under consideration (such consideration having been announced publicly within the period described above) for rating review or, as the case may be, rating by a Rating Agency, such period not to exceed 60 days from and including the public announcement of such consideration).

“Change of Control Put Event” will be deemed to occur if Change of Control has occurred and during the Change of Control Period either (i) a withdrawal or downgrade occurs to any one or more credit ratings assigned to the relevant series of Securities so that none of the Rating Agencies then rating such series of Securities assign an Investment Grade rating to such series of Securities and, within the Change of Control Period, any one or more of such ratings is not subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade; provided that (A) where a rating has been changed, the relevant Rating Agency announces publicly or confirms in writing to the relevant Issuer or the Guarantor that such change resulted, in whole or in part, in anticipation of, or as a result of the occurrence of, the Change of Control; (B) in the case of a Potential Change of Control Announcement, a Change of Control Put Event will be deemed to have occurred only if and when the Change of Control referred to in such Potential Change of Control Announcement subsequently occurs; and (C) if there is only one credit rating assigned to the relevant series of Securities, a Change of Control Put Event can only occur if that credit rating changes so that the relevant Rating Agency does not assign an Investment Grade rating to the Securities or (ii) a Negative Rating Event occurs. For the avoidance of doubt, a Change of Control Put Event will not have occurred, where the Securities were rated by the Rating Agencies below Investment Grade on or before a Change of Control has occurred and such rating has not been withdrawn or downgraded as a result of the Change of Control.

“Change of Control Put Event Notice” has the meaning specified in Section 1110.

“Change of Control Put Date” has the meaning specified in Section 1110.

“Change of Control Put Notice” has the meaning specified in Section 1110.

“Change of Control Put Period” has the meaning specified in Section 1110.

“Change of Control Redemption Amount” means a redemption price as set out in the terms of particular series of Securities established as contemplated by Section 301.

“Clearstream” means Clearstream Banking, S.A., Luxembourg (or any successor securities clearing agency).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing its duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Corporate Trust Office” means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 1 Columbus Circle, Trust and Securities Services, Mail Stop NYC01-0417, 4th Floor, New York, NY 10019, United States of America or such other address as the Trustee may designate from time to time by notice to the Holders and the relevant Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the relevant Issuer).

“Corporation” means a corporation, partnership, association, company, limited liability company, joint-stock company, business trust or other similar entity.

“Covenant Defeasance” has the meaning specified in Section 1303.

“Default” means any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Defaulted Interest” has the meaning specified in Section 307.

“Defeasance” has the meaning specified in Section 1302.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

“Distribution Compliance Period” has the meaning specified in Section 305(b)(1)(A).

“Distributor” has the meaning specified in Section 305(b)(1)(A).

“DTC” means The Depository Trust Company, its nominees, successors and assigns.

“Euroclear” means the Euroclear Bank SA/NV (or any successor securities clearing agency).

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934, and any statute successor thereto, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 104.

“FATCA Withholding” has the meaning specified in Section 615.

“Fitch” means Fitch Ratings Ltd and its successors.

“Global Guarantee” means a guarantee of the Guarantor in substantially the form set forth in Section 206(d), as the case may be, which guarantee may be executed in advance of the authentication and delivery of the Securities covered thereby and may apply to more than one series of Securities issued hereunder.

“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

“Guarantees” means the guarantees of the Guarantor from time to time, which may be (i) in the form of one or more Global Guarantees or (ii) endorsed on, and relate to, the Securities of a particular series authenticated and delivered hereunder or (iii) documented in any other manner permitted by law.

“Guarantor” has the meaning specified in the first paragraph of this Indenture, and any additional successor Person or assignee permitted pursuant to the applicable provisions of this Indenture.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Investment Grade” means in relation to the Securities: (a) a credit rating of BBB- or higher by S&P (or its equivalent under any successor rating category of S&P); (b) a credit rating of Baa3 or higher by Moody’s (or its equivalent under any successor rating category of Moody’s); or (c) a credit rating of BBB- or higher by Fitch (or its equivalent under any successor rating category of Fitch); or (d) an equivalent rating to either BBB- or Baa3, or higher, by any other Rating Agency.

“Issue Date” means the date of initial issuance and delivery of a series of Securities.

“Issuer Request” or “Issuer Order” means a written request or order signed in the name of the relevant Issuer by an authorized person of the relevant Issuer and delivered to the Trustee.

“Judgment Currency” has the meaning specified in Section 1009.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Moody’s” means Moody’s Investors Services Limited and its successors.

“Negative Rating Event” shall be deemed to have occurred in respect of a series of Securities if at any time there is no rating assigned to such Securities by a Rating Agency and the relevant Issuer does not, by the end of the Change of Control Period, obtain an Investment Grade rating in respect of such Securities.

“Notice of Default” means a written notice of the kind specified in Section 501(4).

“Notice of Revocation” has the meaning specified in Section 206.

“Officer” means, with respect to an Issuer or the Guarantor, either any director or officer thereof, including the secretary, assistant secretary, or any authorized signatory appointed by a resolution of the board of the relevant Issuer or the Guarantor, as the case may be, or granted a power of attorney.

“Officer’s Certificate” means a certificate signed by an Officer of the relevant Issuer or the Guarantor, as applicable, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the relevant Issuer or the Guarantor, and which opinion shall be reasonably acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(a)	Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b)	Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the relevant Issuer or the Guarantor) in trust or set aside and segregated in trust by the relevant Issuer (if the relevant Issuer or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(c)	Securities as to which Defeasance has been effected pursuant to Section 1302; and

(d)	Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the relevant Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502; (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301; (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause); and (D) Securities owned by the relevant Issuer or any other obligor upon the Securities or any Affiliate of the relevant Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the relevant Issuer or any other obligor upon the Securities or any Affiliate of the relevant Issuer or of such other obligor.

“Par Call Date” means the date specified for that purpose in relation to a series of Securities as contemplated by Section 301.

“Participant” means, with respect to any Depositary, a Person who is a participant of or has an account with such Depositary, respectively.

“Paying Agent” means the Principal Paying Agent and/or any Person authorized by the relevant Issuer or the Guarantor to pay the principal of or any premium or interest on any Securities on behalf of the relevant Issuer or the Guarantor.

“Person” means any individual, Corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

“Potential Change of Control Announcement” means the earliest of any public announcement or statement by or on behalf of the relevant Issuer or the Guarantor, any actual or potential bidder or any adviser acting on behalf of any actual or potential bidder relating to any potential Change of Control where within 180 days following the date of such announcement or statement, a Change of Control occurs.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Principal Paying Agent” means, initially, unless otherwise specified in accordance with Section 301, Deutsche Bank Trust Company Americas, 1 Columbus Circle, 4th Floor, Mail Stop NYC01-1710, New York, NY, 10019, and any successor thereto.

“Rating Agencies” means (a) S&P; (b) Moody’s; (c) Fitch or (d) if at least two of S&P, Moody’s or Fitch do not make a rating of the applicable Securities publicly available, any other internationally recognized rating agency appointed by the relevant Issuer to assign a credit rating to the applicable Securities which shall be substituted for S&P, Moody’s or Fitch or all of them, as the case may be, and each, a “Rating Agency”.

“Record Date” means a Regular Record Date or a Special Record Date, as applicable.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“Relevant Announcement Date” means the date that is the earlier of (a) the date of the first public announcement, by or on behalf of the relevant Issuer, the Guarantor, any bidder or any designated adviser, of the relevant Change of Control and (b) the date of the Potential Change of Control Announcement (if any).

“Relevant Indebtedness” means any indebtedness of the Guarantor that:

(a)	is in the form of or represented by bonds, notes, loan stock, depositary receipts or other securities issued (otherwise than to constitute or represent advances made by banks or other lending institutions); and;

(b)	at its date of issue is, or is intended by the Guarantor to become, quoted, listed, traded or dealt in on any stock exchange, over-the-counter market or other securities market.

“Responsible Officer” shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, associate or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Restricted Certificated Security” means a Certificated Security offered and sold pursuant to an exemption from registration under the Securities Act.

“Restricted Global Security” means a Global Security offered and sold pursuant to an exemption from registration under the Securities Act.

“S&P” means S&P Global Ratings UK Limited and its successors.

“Securities Act” means the Securities Act of 1933, and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” in relation to any Person and at any particular time, any entity of which more than 50% of the issued share capital is then beneficially owned by such Person and/or one or more of its Subsidiaries.

“Substituted Obligor” has the meaning ascribed to it in Section 805.

“Successor Entity” has the meaning ascribed to it in Section 802.

“Trust Indenture Act” means the Trust Indenture Act of 1939, including the rules promulgated thereunder, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended and any statute successor thereto.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“U.S. Government Obligation” has the meaning specified in Section 1304.

“U.S. Patriot Act” has the meaning specified in Section 115.

“Unrestricted Certificated Security” means a Certificated Security the restrictions on transfer of which have expired or otherwise been removed.

“Unrestricted Global Security” means a Global Security the restrictions on transfer of which have expired or otherwise been removed.

Section 102.       Compliance Certificates and Opinions.

Upon any application or request by the Issuers or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuers or the Guarantor, as applicable, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an officer of the relevant Issuer or the Guarantor, as applicable, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include:

(1)                a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)                a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)                a statement that, in the opinion of each such individual, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)                a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.       Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the relevant Issuer or the Guarantor, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the relevant Issuer or the Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the relevant Issuer or the Guarantor, as applicable, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.       Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the relevant Issuer or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the relevant Issuer or the Guarantor, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the relevant Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

The relevant Issuer and the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the relevant Issuer and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the relevant Issuer or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the relevant Issuer or the Guarantor, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the relevant Issuer’s or the Guarantor’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the relevant Issuer and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105.       Notices, Etc., to Trustee, the relevant Issuer and the Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)                the Trustee by any Holder or by the relevant Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, 1 Columbus Circle, Trust and Securities Services, Mail Stop NYC01-0417, 4th Floor, New York, NY 10019, United States of America, Attention: Corporates Team, Haleon, Deal ID AA5524, or

(2)                the relevant Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the relevant Issuer and the Guarantor, as applicable, addressed to it at the addresses set out below or at any other address previously furnished in writing to the Trustee by the relevant Issuer or the Guarantor.

If to the U.K. Issuer:

Haleon UK Capital plc Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom
Attention: Mike Rowe
Email: cf-treasury@haleon.com

If to the U.S. Issuer:

Haleon US Capital LLC
184 Liberty Corner Road, Suite 200
Warren NJ 07059
United States
Attention: Christopher Liwski
Email: cf-treasury@haleon.com

If to Haleon:

Haleon plc Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom
Attention: Mike Rowe
Email: cf-treasury@haleon.com

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such electronic instructions or directions, subsequent to the transmission thereof, shall provide the originally executed instructions or directions to the Trustee in a timely manner and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions or directions notwithstanding such instructions or directions conflict or are inconsistent with a subsequent written instruction or direction or if the subsequent written instruction or direction is never received. The party providing instructions or directions by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, as aforesaid, agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 106.       Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee in its sole discretion shall constitute a sufficient notification for every purpose hereunder.

The costs of any such notice to Holders as provided in this Section 106 shall be paid by the relevant Issuer.

Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 107.       Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.       Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.       Successors and Assigns.

All covenants and agreements in this Indenture by the Issuers and the Guarantor shall bind their successors and assigns, whether so expressed or not.

Section 110.       Separability Clause.

In case any provision in this Indenture, in any Guarantee, or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.       Benefits of Indenture.

Nothing in this Indenture, in any Guarantee, or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.       Governing Law, Etc.

(a)                 This Indenture, each Guarantee and the Securities shall be governed by and construed in accordance with the laws of the State of New York. Each of the Issuers, the Guarantor and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby.

(b)                Each of the Issuers and the Guarantor hereby:

(1)                agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Securities, as the case may be, may be instituted in any Federal or state court sitting in The City of New York,

(2)                waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

(3)                irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding,

(4)                agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment, and

(5)                agrees that service of process by mail to the addressed specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.

(c)                 The U.K. Issuer and the Guarantor have each appointed the U.S. Issuer as the authorized agent (the “Authorized Agent”) thereof for service of process in any action arising out of or based on the Securities, this Indenture, or the Guarantees, as the case may be (including any action based on or arising out of U.S. federal securities laws) that may be instituted in a court of competent jurisdiction located in the State of New York. The U.K. Issuer and the Guarantor hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the U.K. Issuer and the Guarantor agree to take any and all action, including the filing of any and all documents, that may be necessary to continue each such appointment in full force and effect as aforesaid so long as the Securities remain Outstanding. The U.K. Issuer and the Guarantor agree that the appointment of the Authorized Agent shall be irrevocable so long as any of the Securities remain Outstanding or until the irrevocable appointment by the U.K. Issuer and the Guarantor of a successor agent in The City of New York, New York as each of their authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the U.K. Issuer and the Guarantor.

(d)                To the extent that any of the Issuers or the Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuers and the Guarantor hereby irrevocably waive and agree not to plead or claim such immunity in respect of their obligations under this Indenture or the Securities.

(e)                 Nothing in this Section 112 shall affect the right of the Trustee or any Holder of Securities to serve process in any other manner permitted by law

Section 113.       Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, of the Guarantees or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

Section 114.       No Recourse Against Others.

No recourse for the payment of the principal of or other amounts on any of the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of each Issuer or the Guarantor in this Indenture, or in any of the Securities, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of each Issuer (other than the Guarantor under the Guarantees) or any successor Persons thereof. Each Holder, by accepting the Securities, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

Section 115.       U.S. Patriot Act.

The parties hereto acknowledge that, in accordance with Section 326 of the United States Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, modified or supplemented from time to time, the “U.S. Patriot Act”), the Trustee, like all financial institutions, is required to obtain, verify, record and update information that identifies each person or legal entity that opens an account. The parties to this Indenture agree that they will provide the Trustee with such information as the Trustee may request in order for the Trustee to satisfy the requirements of the U.S. Patriot Act.

ARTICLE Two
Security and Guarantee Forms

Section 201.       Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a board resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a board resolution, a copy of an appropriate record of such action shall be certified by an Officer or other authorized person of the relevant Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such Securities.

Any Global Guarantee and any Guarantee to be endorsed on and to relate to the Securities of any series shall each be in substantially the applicable form set forth in this Article, or in such other form as shall be established by or pursuant to a board resolution of the Guarantor or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of the Guarantees. If the form of the Guarantee is to be endorsed on the Securities of any series and such form of Guarantee is established by action taken pursuant to a board resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by an Officer or other authorized person of the Guarantor and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such Securities.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.       Form of Face of Security.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

[Haleon US Capital LLC]/[Haleon UK Capital plc]

[Title of Security]

Payment of Principal[, Premium, if any,]
and Interest Irrevocably, Fully and Unconditionally Guaranteed by
Haleon plc

No. ●	$ ........

[Haleon US Capital LLC, a limited liability company formed under the laws of the State of Delaware]/[Haleon UK Capital plc, a public limited company organized under the laws of England and Wales] (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                             , or registered assigns, on                                       , the principal sum of                                                Dollars [if the Security is to bear interest prior to Maturity, insert — , and to pay interest thereon from                          or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on                           and                           in each year, commencing                                  , at the rate of % per annum, until the principal hereof is paid or made available for payment [if applicable, insert —; provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand].

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                        or                     (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert — The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

Payment of the principal of (and premium, if any) and [if applicable, insert — any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in                      , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert —; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register]. Initially, the Paying Agent and Security Registrar for this Security will be Deutsche Bank Trust Company Americas, New York, New York. The Issuer may change the Paying Agent or Security Registrar without prior notice to the Holders, and in such an event the Issuer may act as Paying Agent or Security Registrar. Payments of principal, premium, if any, and interest on this Security shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal and premium, if any, this Security is first surrendered to the Paying Agent.

Notwithstanding any provision of this Security or the Indenture, the Issuer may make any and all payments of principal, premium (if any) and interest on this Security pursuant to the Applicable Procedures of the Depositary for this Security as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

In Witness Whereof, the Issuer has caused this instrument to be duly executed [include only if required by applicable law: under its corporate seal].

Dated:

By
Name:
	Title:	Authorized Officer

Attest:
_____________________________________

Section 203.       Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of ●, (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Issuer, Haleon plc, as Guarantor and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert —, limited in aggregate principal amount to $          ]. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 15 days’ notice by mail (or if the Securities of this series are represented by one or more Global Securities, by transmission in accordance with the Depositary’s customary procedures therefor), [if applicable, insert — (1) on                in any year commencing with the year               and ending with the year                  through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert — on or after          , 20], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert — on or before          , %, and if redeemed] during the 12-month period beginning                   of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption [if applicable, insert — (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — The Securities of this series are subject to redemption upon not less than 15 days’ notice by mail (or if the Securities of this series are represented by one or more Global Securities, by transmission in accordance with the Depositary’s customary procedures therefor), (1) on          in any year commencing with the year              and ending with the year     through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert — on or after              ], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning          of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert — Notwithstanding the foregoing, the Issuer may not, prior to           , redeem any Securities of this series as contemplated by [if applicable, insert — Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than % per annum.]

[If applicable, insert — The sinking fund for this series provides for the redemption on               in each year beginning with the year              and ending with the year               of [if applicable, insert — not less than $          (“mandatory sinking fund”) and not more than] $          aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert — mandatory] sinking fund payments may be credited against subsequent [if applicable, insert — mandatory] sinking fund payments otherwise required to be made [if applicable, insert — , in the inverse order in which they become due].]

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert paragraph regarding subordination of the Security.]

[If applicable, insert — The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

[If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to — insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer’s obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

[If applicable, add – In the event that the Guarantor becomes obligated to make payments in respect of the Securities of this series, the Guarantor will make all payments in respect of the Securities of this series without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge of any nature whatsoever imposed or levied by or on behalf of (i) the government of the United Kingdom or of any territory of the United Kingdom or by any authority or agency therein or thereof having the power to tax or (ii) the government of the United States or any state or territory of the United States or by any authority or agency therein or thereof having the power to tax (collectively, “Taxes”), except to the extent such Taxes are required to be withheld or deducted by law or by the interpretation or administration thereof. In such event, the Guarantor will pay to the Holders of the Securities of this series such additional amounts (the “Additional Amounts”) as shall be necessary in order that the net amounts received by such Holders (including such Additional Amounts), after such withholding or deduction, shall not be less than the amount such Holder would have received if the Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to Taxes:

(a)                that would not have been imposed but for the existence of any present or former connection between such Holder or beneficial owner of the Securities (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and the United Kingdom or United States or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or domiciled thereof or a national thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

(b)                that are estate, inheritance, gift, sales, transfer, personal property, wealth or similar taxes, duties, assessments or other governmental charges;

(c)                that are payable other than by withholding from payments of principal of or premium, if any, or interest on the Securities;

(d)                that would not have been imposed but for the failure of the applicable recipient of such payment to comply with any certification, identification, information, documentation or other reporting requirement to the extent such compliance is required by applicable law or administrative practice or an applicable treaty as a precondition to exemption from, or reduction in, the rate of deduction or withholding of such Taxes;

(e)                that would not have been imposed but for the presentation of the Securities (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

(f)                 that would not have been imposed if presentation for payment of the Securities had been made to a Paying Agent other than the Paying Agent to which the presentation was made;

(g)                that are imposed solely by reason of the Holder or beneficial owner being or having been a controlled foreign corporation for US federal income tax purposes, being or having been a bank purchasing the Debt Securities in the ordinary course of its lending business, or owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of such Issuer’s stock entitled to vote; or

(h)                are payable for any combination of (a) through (g) above.

nor shall Additional Amounts be paid with respect to any payment of the principal of or premium, if any, or interest on the Security to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amounts had it been the Holder of the Security.

References to principal or interest in respect of the Securities of this series shall be deemed to include any Additional Amounts which may be payable as set forth in the Indenture.

In addition, any amounts to be paid by the Issuer or the Guarantor on the Securities of this series will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations thereunder or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”). Neither the Guarantor nor the Issuer will be required to pay Additional Amounts on account of any FATCA Withholding.

[If applicable, add – The Issuer may redeem the Securities in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if (i) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (A) the Issuer would be required to pay Additional Amounts on the Securities on the next succeeding Interest Payment Date and the payment of such Additional Amounts cannot be avoided by the use of reasonable measures available to the Issuer or the Guarantor; or (B) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the Guarantor (or any Affiliate); or (ii) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described in (i) above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts; provided further, however, that the Securities of this series may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under the Securities of this series to a Successor Entity, unless this assignment to a Successor Entity is undertaken as part of a plan of merger by the Guarantor.]

[If applicable, add – If a Change of Control Put Event occurs with respect to the Securities, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ Securities not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity and/or security, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $          and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.       Form of Legends for Securities.

Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Security authenticated and delivered hereunder shall bear legends in substantially the following form:

[If a Global Security:]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation (“DTC”), to [Haleon US Capital LLC]/[Haleon UK Capital plc] or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

[If a Security that is offered and sold pursuant to Rule 144A or Regulation S under the Securities Act:]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION, (II) WITHIN THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, PERSONS OTHER THAN “QUALIFIED INSTITUTIONAL BUYERS” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (III) OUTSIDE THE UNITED STATES OTHER THAN TO PERSONS WHO ARE U.S. PERSONS IN OFFSHORE TRANSACTIONS IN ACCORDANCE WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PERSON ACQUIRING AN OWNERSHIP INTEREST IN THIS SECURITY (1) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT EITHER (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND IS OUTSIDE THE UNITED STATES OR (C) IS ACQUIRING SUCH OWNERSHIP INTEREST PURSUANT TO A VALID REGISTRATION STATEMENT OR IN ANOTHER TRANSACTION EXEMPT FROM SUCH REGISTRATION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT IN ACCORDANCE WITH THE FOREGOING RESTRICTIONS, AND IN ANY CASE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION; (3) PRIOR TO SUCH TRANSFER, AGREES THAT IT WILL FURNISH TO DEUTSCHE BANK TRUST COMPANY AMERICAS, AS SECURITY REGISTRAR (OR A SUCCESSOR REGISTRAR, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE SECURITY REGISTRAR AND THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “UNITED STATES”, “U.S. PERSON” AND “OFFSHORE TRANSACTION” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[For all Securities the offer and sale of which is not registered under the Securities Act:]

THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

Section 205.       Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

This Security is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee

By

Authorized Officer

Section 206.       Guarantees.

(a)                 Subject to this Indenture and unless provided otherwise under any board resolution or indenture supplement hereto, the Guarantor hereby irrevocably, fully and unconditionally guarantees to the Trustee and the Holder of any Security issued under this Indenture duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount) and interest, if any (together with any Additional Amounts payable pursuant to the terms of any such Security), on any such Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of any such Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption, repayment or upon declaration of acceleration or otherwise according to the terms of any such Security and of the Indenture. In case of default by the relevant Issuer in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of any such Security), sinking fund payment, or analogous obligation, the Guarantor agrees, duly and punctually to pay the same when and as the same shall become due and payable. The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety and shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the relevant Issuer with respect thereto by the holder of any such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the relevant Issuer, any right to require a demand or proceeding first against the relevant Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of any such Security) thereon.

(b)                Any Guarantee may be represented by a Global Guarantee, by a Guarantee endorsed on the Securities of the series covered by the Guarantee or by any other means permitted by law.

(c)                 If the Guarantee is to be represented by a Guarantee endorsed on and relating to the Securities of a particular series authenticated and delivered hereunder, such Guarantee shall, subject to Section 201 and Section 209, be in substantially the form set forth below:

GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person or Persons under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably, fully and unconditionally guarantees to the Trustee and to each Holder of this Security, which has been authenticated and delivered by the Trustee, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), on this Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any Additional Amounts payable pursuant to the terms of this Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all of its other unsecured and unsubordinated obligations, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), thereon.

The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

This Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

All terms used in this Guarantee which are not defined herein shall have the meaning assigned to them in the Security upon which this Guarantee is endorsed.

This Guarantee is subject to the release upon the terms set forth in the Indenture.

This Guarantee is subject to certain limitations and waivers set forth in the Indenture, as it may be supplemented from time to time.

This Guarantee is governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be signed manually or by facsimile by its duly authorized officer or representative and, if required by applicable law, has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

HALEON PLC

By:
Name:
Title:	Authorized Officer

(d)                If a Guarantee is to be represented by a Global Guarantee, then such Guarantee shall, subject to Section 201 and Section 209, be in substantially the form set forth below:

GLOBAL GUARANTEE

For value received, the undersigned (herein called the “Guarantor”, which term includes any successor Person or Persons under the Indenture, dated as of August 21, 2026, between the Issuer, Haleon plc, as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, as the same may be supplemented from time to time (the “Indenture”)), hereby irrevocably, fully and unconditionally guarantees to the Trustee and to every holder of the Securities of the Issuer issued from time to time pursuant to the Indenture from and after the date of this Global Guarantee to but not including the date on which the Guarantor’s Notice of Revocation becomes effective, as provided below, which Securities have been authenticated and delivered by the Trustee or its Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of the Securities), on the Securities and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of the Securities, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of the Securities, or any one of them, and of the Indenture.

The total liability of the Guarantor in respect of all Securities issued pursuant to the Indenture shall not at any time exceed the aggregate principal sum of               U.S. dollars plus interest and other monies (if any) from time to time payable by the Issuer in respect thereto.

In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any Additional Amounts payable pursuant to the terms of the Securities), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all its other unsecured and unsubordinated obligations, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of the Securities, any modification of the Securities, any invalidity, irregularity or unenforceability of the Securities or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of the Securities or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to the Securities or the indebtedness evidenced thereby and all demands whatsoever, and, except as provided in the second succeeding paragraph, covenants that this Global Guarantee will not be discharged as to the Securities, or any one of them, except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of the Securities), thereon.

The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

This Global Guarantee shall be revocable at the sole option of the Guarantor by providing the Trustee with written notice (a “Notice of Revocation”) of the revocation of this Global Guarantee, which shall become effective on the date specified therein, but in any event no sooner than five Business Days after the date on which such Notice of Revocation shall be delivered to the Trustee; provided, however, that any revocation of this Global Guarantee will only apply to Securities issued following the date specified in the Notice of Revocation and will not impair or otherwise affect the validity of the Global Guarantee to the extent relating to the Securities of any series issued prior to the date of the Notice of Revocation.

All terms used in this Global Guarantee which are not defined herein shall have the meaning assigned to them in the Indenture.

This Global Guarantee is subject to certain limitations and waivers set forth in the Indenture, as it may be supplemented from time to time.

This Global Guarantee is governed by and construed in accordance with the laws of the State of New York.

(e)                 A facsimile of any Global Guarantee may be endorsed on or appended to the Securities of any series covered by such Guarantee; provided, however, that the failure to endorse the Global Guarantee on or append it to the Securities of a series covered by such Guarantee shall not affect the validity or enforceability of such Guarantee, which shall remain in full force and effect with respect to all Securities of that series. A Global Guarantee shall be effective with respect the Securities of a series issued after such Global Guarantee is delivered (and before such Global Guarantee is revoked pursuant to a Notice of Revocation) even if the Guarantor has not received notice of or otherwise approved the issuance thereof by supplemental indenture or otherwise.

Section 207.       Additional Guarantees.

The form and terms of any additional Guarantee by any subsequent guarantor, including any applicable legal, regulatory or contractual restrictions, shall be specified in an indenture supplement hereto pursuant to Section 901(2) and may be changed for any such series of Securities as provided in the applicable indenture supplement.

Section 208.       CUSIP Numbers.

The relevant Issuer in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The relevant Issuer will promptly notify the Trustee in writing of any change in the CUSIP numbers.

Section 209.       Non-Impairment.

The absence of an endorsement of a Guarantee on any Security and the lack of evidence of any guarantee of each Security by a written instrument other than this Indenture shall not affect or impair the validity of such Guarantee.

Section 210.       Purchases of Securities by the Guarantor or any of its Affiliates.

The relevant Issuer and the Guarantor may at any time and from time to time purchase Securities at any price in the open market or otherwise. Any Security so purchased, while held by or on behalf of the relevant Issuer or the Guarantor, shall not entitle the holder thereof to vote at any meeting of the Holders and shall not be deemed to be outstanding for the purpose of calculating the percentage of Outstanding Securities in respect of which Holders have consented to any action.

ARTICLE Three
The Securities

Section 301.       Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a board resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1)                the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(2)                any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, Section 305, Section 306, Section 906 or Section 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3)                the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4)                the date or dates on which the principal of any Securities of the series is payable;

(5)                the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, and the Regular Record Date for any such interest payable on any Interest Payment Date;

(6)                the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

(7)                the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the relevant Issuer and, if other than by a board resolution, the manner in which any election by the relevant Issuer to redeem the Securities shall be evidenced;

(8)                the obligation, if any, of the relevant Issuer to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9)                if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

(10)             if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

(11)             if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of “Outstanding” in Section 101;

(12)             if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the relevant Issuer or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(13)             if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(14)             if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(15)             if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a board resolution, the manner in which any election by the relevant Issuer to defease such Securities shall be evidenced;

(16)             if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

(17)             any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

(18)             any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

(19)             any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the board resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto.

If any of the terms of the series are established by action taken pursuant to a board resolution, a copy of an appropriate record of such action shall be certified by the secretary or an assistant secretary or other authorized officer or person of the relevant Issuer and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the relevant Issuer, a series may be reopened for issuances of additional Securities of such series with identical terms and conditions (other than the issue date, issue price and, if applicable, initial interest accrual date and first Interest Payment Date).

Section 302.       Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Section 303.       Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the relevant Issuer by an Officer of such Issuer, and any Guarantees to be endorsed on the Securities of a particular series shall be executed on behalf of the Guarantor by an Officer of the Guarantor, in each case by electronic, facsimile or manual signature.

Any Global Guarantee shall be executed and delivered on behalf of the Guarantor by an Officer of the Guarantor, by electronic, facsimile or manual signature. A facsimile of any Global Guarantee may (but need not) be appended to each Security covered by such Global Guarantee.

Securities or Guarantees bearing the electronic, facsimile or manual signatures of individuals who were at any time Officers of the relevant Issuer or the Guarantor, as applicable, shall bind the relevant Issuer and the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the relevant Issuer may deliver Securities of any series executed by the relevant Issuer and, if applicable, endorsed with any Guarantees of the Securities of such series or with a facsimile of any Global Guarantees relating to the Securities of such series appended, in each case, to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities with any Guarantees endorsed thereon or appended thereto. If the form or terms of the Securities of the series have been established by or pursuant to one or more board resolutions as permitted by Section 201 and Section 301, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

(1)                if the form of such Securities has been established by or pursuant to board resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(2)                if the terms of such Securities have been established by or pursuant to board resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

(3)                that such Securities have been duly executed and, when authenticated and delivered by the Trustee and issued by the relevant Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the relevant Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(4)                that such Guarantees have been duly executed and, when the Securities on which they shall have been endorsed or to which facsimiles thereof have been appended shall have been authenticated and delivered by the Trustee and issued by the relevant Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor thereof enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and provided that such Opinion of Counsel need not express any opinion on financial assistance or the consequences thereof.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or electronic signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the relevant Issuer, and the relevant Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee endorsed thereon on behalf of the Guarantor that have not executed a Global Guarantee; provided, however, that a Guarantee shall not be deemed delivered if pursuant to Section 301 the Security is originally issued without a Guarantee; if the Guarantee is thereafter attached pursuant to an order of the Guarantor, then after authentication of the corresponding Guarantee, the corresponding Guarantee shall be deemed delivered. The Trustee, in accordance with the Issuer Order and order of the Guarantor, shall authenticate the Guarantee and deliver such Securities.

Section 304.       Temporary Securities.

Pending the preparation of definitive Securities of any series, the relevant Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which may have endorsed thereon or appended thereto Guarantees duly executed by the Guarantor, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the relevant Issuer will cause definitive Securities, which may have endorsed thereon or appended thereto Guarantees duly executed by the Guarantor, to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, having endorsed thereon or appended thereto the Guarantees duly executed by the Guarantor, upon surrender of the temporary Securities of such series at the office or agency of the relevant Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the relevant Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, which may have endorsed thereon or appended thereto Guarantees duly executed by the Guarantor, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.       Registration, Registration of Transfer and Exchange.

(a)                 Registration, Restriction of Transfer and Exchange, Generally. The relevant Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the relevant Issuer in a Place of Payment being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the relevant Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of a series at the office or agency of the relevant Issuer in a Place of Payment for that series, the relevant Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of like tenor and aggregate principal amount, and having endorsed thereon or appended thereto any Guarantees which were endorsed on or appended to the Securities so surrendered.

Subject to this Section 305(a) and Section 305(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the relevant Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and having endorsed thereon or appended thereto any Guarantees which were endorsed on or appended to the Securities so surrendered.

All Securities and any Guarantees endorsed thereon or appended thereto issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the relevant Issuer and the Guarantor, as applicable, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the relevant Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the relevant Issuer, the Guarantor and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the relevant Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, Section 906 or Section 1107 not involving any transfer.

If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the relevant Issuer shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1)                Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2)                Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the relevant Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

(3)                Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4)                Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, Section 306, Section 906 or Section 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(b)                Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

(1)                Transfer and Exchange of Beneficial Interests in Global Securities. The transfer and exchange of beneficial interests in Global Securities will be effected through the applicable Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in Global Securities also will require compliance with either subparagraph (A) or (B) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(A)               Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the applicable legends provided thereon; provided, however, that transfers of beneficial interests in the Global Security issued pursuant to Regulation S under the Securities Act may not be made to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the 40-day “Distribution Compliance Period” under Regulation S, unless such person is a “Distributor” as defined in Rule 902 under the Securities Act. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 305(b)(1)(A).

(B)               All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 305(b)(1)(A) above, the transferor of such beneficial interest must deliver to the Security Registrar both (i) a written order from a Participant or an Indirect Participant given to the applicable Depositary in accordance with the Applicable Procedures directing the applicable Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged, and (ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase.

(C)               Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 305(a) above and the Security Registrar receives the following:

(i)                  if the transferee will take delivery in the form of a beneficial interest in a Global Security offered and sold pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Annex A hereto, including the certifications in item (1) thereof; and

(ii)                if the transferee will take delivery in the form of a beneficial interest in a Global Security offered and sold pursuant to Regulation S under the Securities Act, then the transferor must deliver a certificate in the form of Annex A hereto, including the certifications in item (2) thereof.

(D)               Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 305(a) above and the Security Registrar receives the following: (i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Annex B hereto, including the certifications in item (1)(a) thereof; or (ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Annex A hereto, including the appropriate certifications in item (3) thereof; and, in each such case, if the relevant Issuer so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the relevant Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the applicable legends provided thereon are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to Clause (D) above at a time when an Unrestricted Global Security has not yet been issued, the relevant Issuer shall issue and, upon receipt of an Issuer Order in accordance with Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to Clause (3) above.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(2)                Transfer or Exchange of Beneficial Interests for Certificated Securities. If any one of the events listed in Section 305(a) has occurred or the relevant Issuer has elected to cause the issuance of certificated Securities, transfers or exchanges of beneficial interests in a Global Security for a Certificated Security shall be effected, subject to the satisfaction of the conditions set forth in the applicable subclauses of this Section 305(b)(2).

(A)               Beneficial Interests in Restricted Global Securities to Restricted Certificated Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Security, then, upon receipt by the Security Registrar of the following documentation:

(i)                  if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security, a certificate from such holder in the form of Annex B hereto, including the certifications in item (2)(a) thereof;

(ii)                if such beneficial interest is being transferred to a qualified institutional buyer in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Annex A hereto, including the certifications in item (1) thereof;

(iii)              if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Annex A hereto, including the certifications in item (2) thereof;

(iv)               if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Annex A hereto, including the certifications in item (3)(a) thereof; and

(v)                if such beneficial interest is being transferred to the relevant Issuer or any of its Subsidiaries, a certificate to the effect set forth in Annex A hereto, including the certifications in item (4) thereof;

the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 305(c) hereof, and the relevant Issuer shall execute and upon receipt of an Issuer Order the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. If any Guarantees were endorsed on or appended to the applicable Global Security, then such Guarantees (or facsimiles thereof) shall be endorsed on or appended to the Certificated Security. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 305(b)(2) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Securities are so registered. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 305(b)(2) shall bear the appropriate legends and shall be subject to all restrictions on transfer contained therein.

(B)               Beneficial Interests in Restricted Global Securities to Unrestricted Certificated Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Certificated Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security only if:

(i)                  such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Annex A hereto, including the certifications in item (3)(a) thereof; or

(ii)                the Security Registrar receives the following:

(a)                 if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Certificated Security, a certificate from such holder in the form of Annex B hereto, including the certifications in item (1)(b) thereof; or

(b)                if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such holder in the form of Annex A hereto, including the appropriate certifications in item (3) thereof;

and, in each such case set forth in this subparagraph (ii), if the relevant Issuer so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the relevant Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the appropriate legends are no longer required in order to maintain compliance with the Securities Act.

(C)               Beneficial Interests in Unrestricted Global Securities to Unrestricted Certificated Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Security, then, upon satisfaction of the conditions set forth in Section 305(b)(1)(B) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 305(c) hereof, and the relevant Issuer will execute and upon receipt of an Issuer Order the Trustee will authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 305(b)(2)(C) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the applicable Depositary and the Participant or Indirect Participant. The Trustee will deliver such Certificated Securities to the Persons in whose names such Securities are so registered. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 305(b)(2)(C) will not bear a Restricted Certificated Security legend.

(3)                Transfer and Exchange of Certificated Securities for Beneficial Interests.

(A)               Restricted Certificated Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Certificated Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:

(i)                  if the Holder of such Restricted Certificated Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Annex B hereto, including the certifications in item (2)(b) thereof;

(ii)                if such Restricted Certificated Security is being transferred to a qualified institutional buyer in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Annex A hereto, including the certifications in item (1) thereof;

(iii)              if such Restricted Certificated Security is being transferred to a non-U.S. Person (as defined in Regulation S) in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Annex A hereto, including the certifications in item (2) thereof; and

(iv)               if such Restricted Certificated Security is being transferred to the relevant Issuer or any of its Subsidiaries, a certificate to the effect set forth in Annex A hereto, including the certifications in item (4) thereof;

the Trustee will cancel the Restricted Certificated Security, increase or cause to be increased the aggregate principal amount of, in the case of Clause (i) above, the appropriate Restricted Global Security, in the case of Clause (ii) above, the Global Security offered and sold pursuant to Rule 144A under the Securities Act, and in the case of Clause (iii) above, the Global Security offered and sold pursuant to Regulation S under the Securities Act.

(B)               Restricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Global Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Global Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

(i)                  if such Restricted Certificated Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Annex A hereto, including the certifications in item (3)(a) thereof; or

(ii)                the Security Registrar receives: (A) if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Annex B hereto, including the certifications in item (1)(c) thereof, or (B) if the Holder of such Restricted Certificated Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Annex A hereto, including the appropriate certifications in item (3) thereof, and, in each such case, if the relevant Issuer so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the relevant Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the applicable legends are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 305(b)(3)(B), the Trustee will cancel the Certificated Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

(C)               Unrestricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Certificated Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Certificated Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

If any such exchange or transfer from a Certificated Security to a beneficial interest is effected pursuant to subparagraphs (c) above at a time when an Unrestricted Global Security has not yet been issued, the relevant Issuer will issue and, upon receipt of an Issuer Order, the Trustee will authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Certificated Securities so transferred.

(4)                Transfer and Exchange of Certificated Securities for Certificated Securities. Upon request by a Holder of Certificated Securities and such Holder’s compliance with the provisions of this Section 305(b)(4), the Security Registrar will register the transfer or exchange of Certificated Securities. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Security Registrar the Certificated Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 305(b)(4).

(A)               Restricted Certificated Securities to Restricted Certificated Securities. Any Restricted Certificated Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Security if the Security Registrar receives the following:

(i)                  if the transfer will be made pursuant to Rule 144A under the Securities Act, a certificate in the form of Annex A hereto, including the certifications in item (1) thereof;

(ii)                if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, a certificate in the form of Annex A hereto, including the certifications in item (2) thereof; and

(iii)              if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, a certificate in the form of Annex A hereto, including the certifications required by item (3) thereof.

(B)               Restricted Certificated Securities to Unrestricted Certificated Securities. Any Restricted Certificated Security may be exchanged by the Holder thereof for an Unrestricted Certificated Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Security if the Security Registrar receives: (i) if the Holder of such Restricted Certificated Security proposes to exchange such Security for an Unrestricted Certificated Security, a certificate from such Holder in the form of Annex B hereto, including the certifications in item (1)(d) thereof; or (ii) if the Holder of such Restricted Certificated Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such Holder in the form of Annex A hereto, including the appropriate certifications in item (3) thereof; and, in each such case, if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the appropriate legends are no longer required in order to maintain compliance with the Securities Act.

(C)               Unrestricted Certificated Securities to Unrestricted Certificated Securities. A Holder of Unrestricted Certificated Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Certificated Securities pursuant to the instructions from the Holder thereof.

(c)                 Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Certificated Securities or a particular Certificated Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Trustee in accordance with Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Certificated Securities, the principal amount of Securities represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(d)                The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under this Indenture or under applicable law with respect to any transfer or exchange of any interest in any Security (including any transfers between or among Participants or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 306.       Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the relevant Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the relevant Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, the Guarantor and any agent of either of them harmless, then, in the absence of notice to the relevant Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the relevant Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the relevant Issuer in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the relevant Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the relevant Issuer and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.       Payment of Interest; Interest Rights Preserved.

Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the relevant Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)                The relevant Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The relevant Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the relevant Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the relevant Issuer of such Special Record Date and, in the name and at the expense of the relevant Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)                The relevant Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the relevant Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.       Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the relevant Issuer, the Guarantor, the Trustee and any agent of the relevant Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the relevant Issuer, the Guarantor, the Trustee nor any agent of the relevant Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the relevant Issuer, the Guarantor, the Trustee and any agent of the relevant Issuer, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the relevant Issuer, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.       Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The relevant Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the relevant Issuer or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the relevant Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures.

Section 310.       Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE Four
Satisfaction and Discharge

Section 401.       Satisfaction and Discharge of Indenture.

This Indenture shall upon Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the relevant Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)                either

(A)               all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the relevant Issuer or the Guarantor and thereafter repaid to the relevant Issuer or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B)               all such Securities not theretofore delivered to the Trustee for cancellation

(i)                  have become due and payable, or

(ii)                will become due and payable at their Stated Maturity within one year, or

(iii)              are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the relevant Issuer, and the relevant Issuer or the Guarantor, as the case may be, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)                the relevant Issuer or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the relevant Issuer; and

(3)                the relevant Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the relevant Issuer and the Guarantor to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.       Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Guarantees and this Indenture, to the payment, either directly or through the Guarantor (including the relevant Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

ARTICLE Five
Remedies

Section 501.       Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)                default in payment of the principal of any Security of such series when due (including upon any redemption of such series of Securities), and, in the case of technical or administrative difficulties, the continuance of that default for more than two Business Days;

(2)                default in payment of interest on, or any additional amounts payable in respect of, any Security of such series when due and payable, and the continuance of that default for 30 days;

(3)                default in performing any other covenant of the relevant Issuer, or the Guarantor in this Indenture for 90 days after the receipt of written notice specifying such default from the Trustee or from the Holders of 25% in principal amount of the Securities of the relevant series;

(4)                default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the relevant Issuer or the Guarantor, as the case may be (not including any indebtedness for which recourse is limited to property purchased), having in any particular case an outstanding principal amount in excess of £100,000,000 (or its equivalent in any other currency) where any such failure results in such indebtedness being accelerated and becoming due and payable prior to its stated maturity and such acceleration shall not have been rescinded or annulled or such indebtedness shall not have been discharged; provided that there shall not be deemed to be an Event of Default if such acceleration is rescinded or annulled or such payment is made within 10 days after there has been given to the applicable Issuer and the Guarantor by the Trustee, or to the applicable Issuer, the Guarantor and the Trustee by the Holders representing 25% or more in aggregate principal amount of such series of Securities a written notice specifying such Default and requiring it to be remedied and stating that such notice is a Notice of Default hereunder;

(5)                the Guarantee ceases to be, or is claimed by the relevant Issuer or the Guarantor not to be, in full force and effect;

(6)                commencement by the relevant Issuer or the Guarantor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the relevant Issuer’s or the Guarantor’s consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the relevant Issuer or the Guarantor or for all or substantially all of the property and assets of the relevant Issuer or the Guarantor, or any general assignment by the relevant Issuer or the Guarantor for the benefit of creditors; or

(7)                the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the U.S. Issuer, the U.K. Issuer or the Guarantor in an involuntary case or proceeding under the applicable laws of their respective jurisdictions of organization or incorporation relating to bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the U.S. Issuer, the U.K. Issuer or the Guarantor as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the U.S. Issuer, the U.K. Issuer or the Guarantor under the applicable laws of their respective jurisdictions of organization or incorporation, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of U.S. Issuer, the U.K. Issuer or the Guarantor or of any substantial part of their property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days.

An Event of Default with respect to a particular series of Securities will not necessarily constitute an Event of Default with respect to any other series of Securities.

Section 502.       Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default specified in Section 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the relevant Issuer and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the relevant Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

(1)                the relevant Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

(A)               all overdue interest on all Securities of that series,

(B)               the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C)               to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D)               all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, advisers and counsel;

and

(2)                all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 503.       Collection of Indebtedness and Suits for Enforcement by Trustee.

The Issuers and the Guarantor covenant that if

(1)                default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2)                default is made in the payment of the principal of or premium on any Security at its Maturity; provided that in case any such failure to pay principal or premium is caused by a technical or administrative error, delay in processing payments or event beyond the control of the relevant Issuer or the Guarantor, such default continues for more than three days; provided, further, that, in the case of a default in making a redemption payment, such default continues for 30 days, the relevant Issuer and the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation, expenses, disbursements and advances of the Trustee, its agents, advisers and counsel that are properly incurred.

If the relevant Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the relevant Issuer or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the relevant Issuer or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion, and subject to indemnity and/or security, proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.       Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the U.S. Issuer, the U.K. Issuer, the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act and local law in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the compensation, expenses, disbursements and advances of the Trustee, its agents, advisers and reasonable fees and expenses of its counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

Section 505.       Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture, the Securities or any Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or any Guarantee or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation, expenses, disbursements and advances of the Trustee, its agents, advisers and reasonable fees and expenses of its counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.       Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and its agents and advisers under Section 607; and

SECOND: the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

Section 507.       Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities or any Guarantees or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1)                such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2)                the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)                such Holder or Holders have offered to the Trustee indemnity and/or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)                the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)                no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508.       Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.       Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the relevant Issuer, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.       Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.       Delay or Omission Not Waiver.

No delay or omission by the Trustee or by any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.       Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1)                such direction shall not be in conflict with any rule of law or with this Indenture and would not involve the Trustee in personal liability, and

(2)                the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.       Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default hereunder with respect to such series and its consequences, except a Default:

(1)                in the payment of the principal of or any premium or interest on any Security of such series, or

(2)                in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 514.       Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515.       Waiver of Usury, Stay or Extension Laws.

Each of the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby each expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 516.       Agents to Act for Trustee.

At any time after the occurrence of an Event of Default, the Trustee shall be entitled to require the Authenticating Agent, the Paying Agent or another agent acting on behalf of the relevant Issuer in relation to any of the Securities to act under its direction.

ARTICLE Six
The Trustee

Section 601.       Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and this Indenture; provided, that (i) notwithstanding Section 315(a)(2) of the Trust Indenture Act, the Trustee need not confirm or investigate the accuracy of any mathematical calculations or other facts, statements, opinions or conclusions stated in the certificates or opinions referred to therein, and (ii) except during the continuance of an Event of Default, no implied covenants or obligations shall be read into this Indenture against the Trustee. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability, including, for the avoidance of doubt, compensation for its services hereunder, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and/or security against such risk or liability is not reasonably assured to it, nor shall the Trustee be required to do anything which it believes is illegal or contrary to applicable laws. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.       Notice to Holders of Defaults.

If a Default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 501(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

Section 603.       Certain Rights of Trustee.

Subject to the provisions of Section 601:

(1)                the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2)                any request or direction of the relevant Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order or order by the Guarantor, and any resolution of the Board of Directors of the relevant Issuer or the Guarantor shall be sufficiently evidenced by a board resolution of the relevant Issuer or the Guarantor;

(3)                whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, exclusively rely without liability upon an Officer’s Certificate;

(4)                the Trustee may consult with counsel and other advisers of its own selection and the advice of such counsel or other advisers or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5)                the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by, or pursuant to, this Indenture at the request or direction of any of the Holders pursuant to this Indenture or otherwise take any action, unless such Holders shall have offered to the Trustee security and/or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction or the taking of such action;

(6)                the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion acting reasonably, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the relevant Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation except for liability resulting from the Trustee’s gross negligence, bad faith or willful misconduct, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the relevant Issuer, personally or by agent or attorney, at the sole cost of the relevant Issuer;

(7)                the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8)                in no event shall the Trustee be responsible or liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of business, goodwill, opportunity or profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(9)                the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee responsible for the administration of this Indenture has actual knowledge thereof (in the case of a payment default) or, in the case of all other Events of Default, unless written notice of any event which is in fact such an Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the relevant Securities and this Indenture;

(10)             whether or not expressly provided in any other provision hereof, the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified and all rights provided under Section 601 and this Section 603, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder, and shall survive the earlier of any removal or resignation, or the termination of this Indenture;

(11)             the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with an Act of the Holders hereunder, and, to the extent not so provided herein, with respect to any Act requiring the Trustee to exercise its own discretion, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any Securities;

(12)             the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it except in case of gross negligence, bad faith or willful default or misconduct;

(13)             the Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;

(14)             in the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more Holders or groups of Holders, each representing less than a majority in aggregate principal amount of the Securities of a series then outstanding, each pursuant to the provisions of this Indenture, the Trustee, in its sole discretion, may, but shall not be obligated to, determine what action, if any, shall be taken and the Trustee shall suffer no liability from so determining or not determining what action, if any, shall be taken, as the case may be, or otherwise from failing to act;

(15)             except as provided herein, the Trustee shall have no duty to inquire as to the performance of the covenants of the relevant Issuer, the Guarantor, or any other entity and the Trustee shall be entitled to assume without inquiry that the relevant Issuer and the Guarantor have each performed in accordance with all of the provisions of the Indenture, unless notified to the contrary;

(16)             in no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, forces or circumstances beyond the Trustee’s control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), civil or military disturbances, terrorism, fire, riot, epidemics, pandemics, embargo, strikes, work stoppages, accidents, nuclear or natural catastrophes, government action (including any laws, ordinances or regulations) or interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services, which delay, restrict or prohibit the providing of any services or the taking of any action contemplated by this Indenture;

(17)             the Trustee will not be liable to any person if prevented or delayed in performing any of its obligations or discretionary functions under this Indenture by reason of any present or future law applicable to it, by any governmental or regulatory authority or by any circumstances beyond its control; and

(18)             the Trustee may request that the relevant Issuer deliver an Officer’s Certificate setting forth the names of individuals, direct dial telephone numbers and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person as so authorized in any such certificate previously delivered and not superseded.

Section 604.       Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities and the Guarantees, except the Trustee’s certificates of authentication, shall be taken as the statements of the relevant Issuer and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the relevant Issuer of Securities or the proceeds thereof.

Section 605.       May Hold Securities.

Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Trustee, the Issuers or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608 and Section 613, may otherwise deal with the relevant Issuer or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.       Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the relevant Issuer.

Section 607.       Compensation and Reimbursement.

(a)                 Each Issuer, or failing which, the Guarantor, shall pay to the Trustee such compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. Each Issuer, or failing which, the Guarantor, shall reimburse the Trustee promptly upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee (including the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

(b)                Each Issuer, or failing which, the Guarantor, shall indemnify the Trustee for, and hold it harmless against, any loss, liability, claim, damage or expense, including taxes (other than income taxes), incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and the Securities or the trusts hereunder and the performance of its duties under this Indenture and the Securities, including the costs and expenses of defending itself against or investigating any claim asserted by any person or liability in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities or in connection with enforcing the provisions of this Section 607.

(c)                 The obligations of each Issuer and the Guarantor under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy, insolvency or similar law or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 501(1) hereof, the parties hereto and the Holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy, insolvency or similar law

Section 608.       Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 609.       Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.       Resignation and Removal; Appointment of Successor.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

The Trustee may resign at any time, without giving explanation as to such resignation, with respect to the Securities of one or more series by giving written notice thereof to the relevant Issuer and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the relevant Issuer and the Guarantor any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the relevant Issuer and the Guarantor.

If at any time:

(1)                the Trustee shall fail to comply with Section 608 after written request therefor by the relevant Issuer and the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2)                the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the relevant Issuer and the Guarantor or by any such Holder, or

(3)                the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the relevant Issuer and the Guarantor by a board resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the relevant Issuer and the Guarantor, by a board resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the relevant Issuer, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the relevant Issuer and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the relevant Issuer and the Guarantor or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The relevant Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

In no event shall any retiring Trustee be held liable for any acts or omissions of any successor Trustee hereunder.

Section 611.       Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the relevant Issuer and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the U.S. Issuer, the U.K. Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the relevant Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the relevant Issuer, the Guarantor, or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the relevant Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.       Merger, Conversion, Consolidation or Succession to Business.

Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.       Preferential Collection of Claims Against the Issuers or the Guarantor.

If and when the Trustee shall be or become a creditor of either of the Issuers or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the relevant Issuer or the Guarantor (or any such other obligor).

Section 614.       Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the relevant Issuer and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the relevant Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the relevant Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the relevant Issuer and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

Each of the Issuers agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee

By ,
as Authenticating Agent

By ,
Authorized Officer

Section 615.       FATCA Withholding.

The Trustee shall be entitled without liability to deduct FATCA Withholding, and shall have no obligation to gross-up any payment hereunder or to pay any additional amount as a result of such FATCA Withholding. Each of the U.S. Issuer, the U.K. Issuer, the Guarantor and the Trustee agrees to cooperate and to provide the others with such information as each may have in its possession to enable the determination of whether any payments pursuant to this Indenture are subject to the deduction or withholding requirements imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations thereunder or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

ARTICLE Seven
Holders’ Lists and Reports by Trustee and Issuers

Section 701.       The Issuers and the Guarantor to Furnish Trustee Names and Addresses of Holders.

The U.S. Issuer, the U.K. Issuer, each as applicable, and the Guarantor will furnish or cause to be furnished to the Trustee:

(1)                semi-annually, not later than June 30 and December 30 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding June 15 or December 15, as the case may be, and

(2)                at such other times as the Trustee may request in writing, within 30 days after the receipt by the relevant Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.       Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Issuers, the Guarantor and the Trustee that neither the Issuers, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.       Reports by Trustee.

The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted within 60 days after (i) the first anniversary of the first date of issuance of Securities hereunder and (ii) each anniversary of such date.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the relevant Issuer and the Guarantor. The relevant Issuer or the Guarantor will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.       Reports by the Guarantor.

The Guarantor will file with the Trustee, within 15 days after it files the same with the Commission, copies of the annual reports and of the information, documents and other reports that, if it is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, it files with the Commission pursuant to Section 13 or Section 15(d). If the Guarantor is not required to file with the Commission information, documents or reports pursuant to either of those sections of the Exchange Act, then it will file with the Trustee and the Commission such reports, if any, as may be prescribed by the Commission pursuant to the Trust Indenture Act at such time, in each case within 15 days after it files the same with the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the relevant Issuer’s or the Guarantor’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE Eight
Successor Entity

Section 801.       When an Issuer May Merge, etc.

Each Issuer shall not consolidate with, merge with or into any other Person, or convey or transfer all or substantially all of their respective properties and assets to any Person (except that each Issuer may merge into the Guarantor), unless:

(1)                the continuing Person is the relevant Issuer, or the successor expressly assumes by supplemental indenture the relevant Issuer’s obligations under this Indenture;

(2)                the continuing Person is a U.S. or U.K. company or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if it is not a U.S. or U.K. company, the continuing Person agrees by supplemental indenture to be bound by a covenant comparable to that described in Section 1001 with respect to taxes imposed in the continuing Person’s jurisdiction or organization (in which case the continuing Person will benefit from a redemption option comparable to that described below under Section 1104 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale);

(3)                immediately after the transaction, no Default or Event of Default under the Securities issued by the relevant Issuer has occurred and is continuing; and

(4)                the relevant Issuer delivers to the Trustee an Officer’s Certificate and, if the relevant Issuer is not the continuing Person, an Opinion of Counsel, in each case stating, among other things, that the transaction and the supplemental indenture, if required, comply with this Section 801 and this Indenture.

Section 802.       Successor Substituted.

Upon any consolidation or merger, or any sale or other disposition of all or substantially all of the property and assets of an Issuer in accordance with Section 801 of this Indenture, the successor Person formed by such consolidation or into which the relevant Issuer is merged or to which such sale or other disposition (the “Successor Entity”) is made shall succeed to, and be substituted for, and may exercise every right and power of, the relevant Issuer under this Indenture with the same effect as if such Successor Entity had been named as the relevant Issuer herein.

Section 803.       When the Guarantor May Merge, Etc.

The Guarantor, for so long as any Guarantees are in place, shall not consolidate with, merge with or into any other Person, or convey or transfer all or substantially of its properties and assets to any Person (except that the Guarantor’s finance subsidiaries may merge into the Guarantor), unless:

(1)                the Guarantor is the continuing Person, or the successor expressly assumes by supplemental indenture the Guarantor’s obligations under this Indenture;

(2)                the continuing Person is a U.S. or U.K. company or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if it is not a U.S. or U.K. company, the continuing Person agrees by supplemental indenture to be bound by a covenant comparable to that described in Section 1001 with respect to taxes imposed in the continuing Person’s jurisdiction or organization (in which case the continuing Person will benefit from a redemption option comparable to that described below under Section 1104 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale);

(3)                immediately after the transaction, no Default or Event of Default under any Securities has occurred and is continuing; and

(4)                the Guarantor delivers to the Trustee an Officer’s Certificate and, if the Guarantor is not the continuing Person, an Opinion of Counsel, in each case stating, among other things, that the transaction and the supplemental indenture, if required, comply with this Section 803 and this Indenture.

Section 804.       Successor Guarantor Substituted.

Upon any consolidation or merger, or any sale or other disposition of all or substantially all of the property and assets of the Guarantor in accordance with Section 803 of this Indenture, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein.

Section 805.       Substitution of Either Issuer

Each of the Issuers may at its option at any time, without the consent of any Holders, arrange for and cause the Guarantor or any of their respective subsidiaries (the “Substituted Obligor”) to assume the obligations of the relevant Issuer under the relevant Securities; provided that:

(1)                the Substituted Obligor executes a supplemental indenture, in form and substance satisfactory to the Trustee, in which it agrees to be bound by the terms of the relevant Securities and the Indenture, with any consequential amendments that may be required, as fully as if the Substituted Obligor had been named in this Indenture and on the Securities of such series in place of the relevant Issuer;

(2)                the Substituted Obligor is organized and validly existing under the laws of the U.S. or the U.K., or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if such Substituted Obligor is not organized and validly existing under the laws of the U.S. or the U.K., such Substituted Obligor must also agree in the supplemental indenture to be bound by a covenant comparable to that described in Section 1001 with respect to taxes imposed in its jurisdiction of organization (in which case the new obligor will benefit from a redemption option comparable to that described under Section 1104 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale), in each case in form and substance satisfactory to the Trustee; and

(3)                unless the Substituted Obligor is the Guarantor, the obligations of the Substituted Obligor under the Indenture and the Securities of such series are guaranteed by the Guarantor on the same terms as the applicable Guarantee immediately prior to such substitution.

In the case of such a substitution, the relevant Issuer will be relieved of any further obligation under the relevant Securities.

ARTICLE Nine
Supplemental Indentures

Section 901.       Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, each of the Issuers and the Guarantor, when authorized by their respective boards of directors or other governing bodies, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)                to evidence the succession of another Person to the relevant Issuer or the Guarantor, or successive successions, and the assumption by any such successor of the covenants of the relevant Issuer or such Guarantor herein and in the Securities;

(2)                to add any additional entity as a Guarantor with respect to any series of Securities, subject to applicable legal, regulatory or contractual limitations relating to such entity’s guarantee;

(3)                to add to the covenants of the relevant Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the relevant Issuer or the Guarantor;

(4)                to modify the restrictions on and procedures for resale and the transfers of the Securities pursuant to law, regulation or practice relating to the resale or transfer of restricted securities generally;

(5)                to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series);

(6)                to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

(7)                to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee or another person as security for the Securities;

(8)                to provide for the issuance of Securities in exchange for one or more series of Outstanding Securities;

(9)                to provide for the issuance and terms of any particular series of Securities or Guarantees as permitted by Section 201, Section 206, Section 301 and Section 310, the rights and obligations of the Guarantor and the Holders of the Securities of such series, the form or forms of the Securities of such series and such other matters in connection therewith as the relevant Issuer and the Guarantor shall consider appropriate, including, without limitation, provisions for (a) additional or different covenants, restrictions or conditions applicable to such series, (b) additional or different events of default in respect of such series, (c) a longer or shorter period of grace and/or notice in respect of any provision applicable to such series than is otherwise provided, (d) immediate enforcement of any event of default in respect of such series, or (e) limitations upon the remedies available in respect of any events of default in respect of such series or upon the rights of the holders of securities of such series to waive any such event of default;

(10)             to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611;

(11)             to cure any ambiguity, to correct or supplement any provision herein or in the Securities or Guarantees or in any supplemental agreement, which may be defective or inconsistent with any other provision herein or therein or any supplemental agreement, to eliminate any conflict between the terms hereof and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture or any supplemental agreement as the relevant Issuer may deem necessary or desirable, provided that in either case such action pursuant to this Clause (11) shall not adversely affect the interests of the Holders of Securities of any series to which such provisions relate in any material respect;

(12)             to “reopen” any series of Securities and to create and issue additional Securities of the same series having identical terms and conditions as any series already issued (or in all respects except for the issue date, issue price and, if applicable, initial interest accrual date and first Interest Payment Date), any such additional Securities to be consolidated and form a single series with the outstanding Securities of such series;

(13)             to provide for the release and termination of any Guarantee by any Subsidiary added pursuant to Clause (2) above;

(14)             to provide for any amendment, modification or alteration of the Guarantees; or

(15)             to make any other change that does not materially adversely affect the interests of the Holders of the series of Securities affected thereby;

provided, however, that the Guarantor shall not be required to execute and deliver any indenture supplemental hereto pursuant to this Section 901, including with respect to the issuance and terms of any particular series of Securities or Guarantees as described in Clause (9) above, in relation to any series of Securities covered by a Global Guarantee of the Guarantor.

Section 902.       Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities (irrespective of series) affected by such supplemental indenture, by Act of said Holders delivered to the relevant Issuer, the Guarantor and the Trustee, the relevant Issuer and the Guarantor, when authorized by their respective boards of directors or other governing bodies, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1)                change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or change the relevant Issuer’s or the Guarantor’s obligation to pay Additional Amounts, or change in any manner adverse to the interests of the Holders the terms and provisions of the Guarantees in respect of the due and punctual payment of principal amount of the Securities then Outstanding plus accrued and unpaid interest (and all Additional Amounts, if any);

(2)                reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Any amendment, modification or alteration authorized pursuant to Section 901 shall not be subject to this Section 902.

Section 903.       Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate, each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904.       Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.       Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.       Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the relevant Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the relevant Issuer, to any such supplemental indenture may be prepared and executed by the relevant Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE Ten
Covenants

Section 1001.   Payment of Securities; Additional Amounts.

(a)                 The relevant Issuer (failing whom, the Guarantor) covenants and agrees for the benefit of the Holders of each series of Securities that it shall duly and punctually pay the principal of and any other amounts due on such Securities on the dates and in the manner provided in the Securities and in this Indenture. Not later than 11:00 a.m. New York City time on the due date for any payment due in respect of any series of Securities at Maturity, the relevant Issuer shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or at Maturity, as the case may be.

(b)                For the avoidance of doubt, the Principal Paying Agent shall only be obliged to remit money to Holders if it has actually received such money from the relevant Issuer. If the Issuers, the Guarantor or an Affiliate of the Issuers or the Guarantor is acting as Paying Agent, the Issuers, the Guarantor or such Affiliate shall, not later than 11:00 a.m. New York City time on each due date of payments of any other amounts and at Maturity, segregate and hold in trust an amount sufficient to make cash payments due on such due date of payments of amounts or at Maturity, as the case may be. Principal and any other amounts on the Securities shall be considered paid on the date due if on such date the Trustee or the Paying Agent (other than the Issuers, the Guarantor or an Affiliate of the Issuers or the Guarantor) holds in accordance with this Indenture an amount in cash designated for and sufficient to pay all principal and any other amounts then due, the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture and the Trustee or the Paying Agent, as the case may be, is satisfied that full payment has been received from the Issuers or, upon failure of the Issuers, the Guarantor.

(c)                 All payments and deliveries made by the relevant Issuer under or with respect to the Securities shall be free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge of any nature whatsoever imposed or levied by or on behalf of (i) the government of the United Kingdom or of any territory of the United Kingdom or by any authority or agency therein or thereof having the power to tax or (ii) the government of the United States or any state or territory of the United States or by any authority or agency therein or thereof having the power to tax (collectively, “Taxes”), except to the extent such Taxes are required to be withheld or deducted by law or by the interpretation or administration thereof.

(d)                If an Issuer is required to withhold or deduct any amount for or on account of Taxes from any payment made or amount delivered with respect to the Securities, such Issuer shall pay such additional amounts (“Additional Amounts”) as may be necessary such that the net amount received by each Holder (including such Additional Amounts) after such withholding or deduction shall not be less than the amount such Holder would have received if the Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to Taxes:

(1)                that would not have been imposed but for the existence of any present or former connection between such Holder or beneficial owner of the Securities (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and the United Kingdom or United States or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or domiciled thereof or a national thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

(2)                that are estate, inheritance, gift, sales, transfer, personal property, wealth or similar taxes, duties, assessments or other governmental charges;

(3)                that are payable other than by withholding from payments of principal of or premium, if any, or interest on the Securities;

(4)                that would not have been imposed but for the failure of the applicable recipient of such payment to comply with any certification, identification, information, documentation or other reporting requirement to the extent such compliance is required by applicable law or administrative practice or an applicable treaty as a precondition to exemption from, or reduction in, the rate of deduction or withholding of such Taxes;

(5)                that would not have been imposed but for the presentation of the Securities (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

(6)                that would not have been imposed if presentation for payment of the Securities had been made to a Paying Agent other than the Paying Agent to which the presentation was made;

(7)                that are imposed solely by reason of the Holder or beneficial owner being or having been a controlled foreign corporation for U.S. federal income tax purposes, being or having been a bank purchasing the Securities in the ordinary course of its lending business, or owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of such Issuer’s stock entitled to vote;

(8)                any combination of the foregoing clauses (1) through (7);

nor shall Additional Amounts be paid with respect to any payment of the principal of or premium, if any, or interest on the Security to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amounts had it been the Holder of the Security.

In addition, any amounts to be paid by the relevant Issuer or the Guarantor on the Securities of this series will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations thereunder or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”). Neither the Guarantor nor the relevant Issuer will be required to pay Additional Amounts on account of any FATCA Withholding.

The relevant Issuer shall maintain in respect of the Securities, at least one Paying Agent located outside the United Kingdom.

The obligation of the relevant Issuer to pay Additional Amounts if and when due will survive the termination of this Indenture and the payment of all amounts in respect of the Securities.

Wherever in this Indenture or in the Securities there is in any provision any reference to the payment or delivery of amounts due on the Securities, whether at maturity or pursuant to any earlier redemption or repayment or otherwise, references to such amounts shall be deemed to include such Additional Amounts if, as and to the extent such Additional Amounts are payable with respect to such payment or delivery in accordance with the terms of this Indenture and the Securities, whether or not express mention to such Additional Amounts shall be made in any such provision.

Section 1002.   Maintenance of Office or Agency.

(a)                 The Issuers shall maintain each office or agency required under the terms of the Securities. The Issuers will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish to the Trustee with the address thereof, such presentations, surrenders, notices and demands in respect of the Securities and this Indenture may be made or services at the Corporate Trust Office, and the Issuers hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b)                The Issuers may also from time to time designate one or more other offices or agencies (in or outside of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuers or the Guarantor of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuers and the Guarantor, as appropriate, will give prompt written notice to the Trustee of any such designation or rescission and of any changes in the location of any such other office or agency.

Section 1003.   Money for Securities Payments to Be Held in Trust.

If the U.S. Issuer, the U.K. Issuer or the Guarantor, as applicable, shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the relevant Issuer shall have one or more Paying Agents for any series of Securities, it will, before 11:00 am (London time) at least one Business Day prior to each due date of the principal of or any premium or interest or any other amounts on any Securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the relevant Issuer will promptly notify the Trustee of its action or failure so to act. No Paying Agent shall be obligated to make any payment with respect to the Securities unless and until such funds have been so deposited.

The relevant Issuer will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent; (2) give the Trustee notice of any Default by the relevant Issuer or the Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, any Additional Amounts or interest on the Securities; and (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of that series of Securities.

The relevant Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the relevant Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the relevant Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the relevant Issuer, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the relevant Issuer on Issuer Request, or (if then held by the relevant Issuer) shall be discharged from such trust, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the relevant Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the relevant Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment may at the expense of the relevant Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the relevant Issuer.

Section 1004.   Statement by Officers as to Default.

Each Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year of such Issuer ending after the date hereof, an Officer’s Certificate, complying with Section 314(a)(4) of the Trust Indenture Act, stating whether or not to the best knowledge of the signers thereof such Issuer is in Default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if such Issuer shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

Section 1005.   Existence.

Subject to Article Eight, the Issuers and the Guarantor will each do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 1006.   Limitation on Liens.

The Guarantor shall not, and shall not permit any of its Subsidiaries to, incur or assume any mortgage, charge, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or other security agreement (collectively, “Liens”) on or with respect to any of its or its Subsidiaries’ property, assets or revenues, present or future, to secure any Relevant Indebtedness without making, or causing any such Subsidiary to make, effective provision for securing the Securities equally and ratably with or prior to such Relevant Indebtedness as to such property, assets or revenues for as long as such Relevant Indebtedness is so secured.

Such restrictions on Liens shall not apply to:

(1)                Liens arising by operation of law;

(2)                Liens on property, assets or revenues of any Person, which Liens are existing at the time such Person becomes a Subsidiary; or

(3)                Liens on property, assets or revenues of any Person existing at the time such Person is merged with or into or consolidated with the Guarantor or any of its Subsidiaries, or at the time of a sale, lease or other disposition to the Guarantor of the properties of a Person as an entirety or substantially as an entirety.

Section 1007.   Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 301 for Securities of such series, the relevant Issuer may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), Section 901(3), Section 901(9) or Section 1006 for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the relevant Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1008.   Additional Information.

At any time when the Guarantor is not subject to or is not current in any applicable Commission reporting obligations, the relevant Issuer and the Guarantor shall upon request make available to any Holder or any prospective purchaser of Securities the information required by it by Rule 144A(d)(4) under the Securities Act.

Section 1009.   Indemnification of Judgment Currency.

To the fullest extent permitted by applicable law, the Issuers and the Guarantor shall indemnify each Holder against any loss incurred by such Holder as a result of any judgment or order being given or made for any amount due under any Security or Guarantee and such judgment or order being expressed and paid in a currency (the “Judgment Currency”), which is other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar is converted into the Judgment Currency for the purposes of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Holder on the date of payment of such judgment is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Holder. This indemnification will constitute a separate and independent obligation of the Issuers or the Guarantor, as the case may be, and will continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “spot rate of exchange” includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

Section 1010.   Further Instruments and Acts.

Each of the Issuers and the Guarantor hereby covenant with the Trustee that, so long as any of the Securities remain Outstanding, upon request of the Trustee, but without an affirmative duty on the Trustee to do so, they shall execute and deliver such further instruments and acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

ARTICLE Eleven
Redemption of Securities

Section 1101.   Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

Section 1102.   Notice of Redemption.

Unless otherwise specified in this Article Eleven with respect to any series of Securities, notice of any redemption by the relevant Issuer will be mailed by the relevant Issuer, or by the Trustee on the relevant Issuer’s behalf at least 15 days but not more than 60 days prior to the Redemption Date to each registered Holder of such series to be redeemed by the relevant Issuer. The relevant Issuer will give notice of any such redemption to any exchange on which such series of Securities are listed. On and after any Redemption Date, interest will cease to accrue on such series of Securities or portions thereof called for redemption.

All notices of redemption shall state:

(1)                the Redemption Date;

(2)                the Redemption Price or if not then ascertainable, the manner of calculation thereof;

(3)                if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

(4)                that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

(5)                the place or places where each such Security is to be surrendered for payment of the Redemption Price;

(6)                applicable CUSIP numbers, if any; and

(7)                that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the relevant Issuer shall be given by the relevant Issuer or, at the relevant Issuer’s written request, by the Trustee in the name and at the expense of the relevant Issuer; provided, however, that the relevant Issuer shall have delivered to the Trustee an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided above.

A notice of redemption may, at the relevant Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing, or other corporate transaction. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the relevant Issuer’s discretion, the Redemption Date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date (including as it may be postponed). the relevant Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder.

Section 1103.   Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, except that if the Securities of such series are listed on any securities exchange, any such selection and redemption of the Securities shall be in compliance with the requirements of the principal securities exchange on which those Securities are listed (as such requirements shall be specified to the Trustee in an Officer’s Certificate from the relevant Issuer), except that if the Securities of such series are represented by one or more Global Securities, interests in such Securities shall be selected for redemption by the Depositary in accordance with its customary procedures therefor, and provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the relevant Issuer in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.   Optional Redemption for Tax Reasons.

(a)                 The relevant Issuer may redeem any series of Securities in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the Redemption Date, if:

(1)                the relevant Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom (or of any political subdivision or taxing authority thereof) or the United States (or of any political subdivision or taxing authority thereof), or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date:

(A)               the relevant Issuer would be required to pay Additional Amounts with respect to the Securities on the next succeeding Interest Payment Date and the payment of such Additional Amounts cannot be avoided by the use of reasonable measures available to the relevant Issuer or the Guarantor; or

(B)               withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the relevant Issuer directly from the Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the relevant Issuer or the Guarantor (or any Affiliate); or

(2)                the relevant Issuer determines, based upon an opinion of independent counsel of recognized standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or any political subdivision or taxing authority thereof) or the United States (or any political subdivision or taxing authority thereof) (whether or not such action was taken or brought with respect to the relevant Issuer or the Guarantor, as the case may be), which action is taken or brought on or after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the relevant Issuer would be obligated to pay such Additional Amounts.

(b)                The relevant Issuer or the Guarantor will also pay to each Holder of any series of Securities to be redeemed, or make available for payment to each such Holder, on the redemption date any Additional Amounts resulting from the payment of such redemption price. Prior to the delivery of any notice of redemption, the relevant Issuer or the Guarantor will deliver to the Trustee:

(1)                an Officer’s Certificate stating that the relevant Issuer is entitled to effect a redemption and setting forth a statement of facts showing that the conditions precedent of the right so to redeem have occurred; or

(2)                an Opinion of Counsel to the effect that the conditions specified above have been satisfied.

Any notice of redemption issued pursuant to this Section 1104 will be irrevocable once the relevant Issuer delivers the Officer’s Certificate to the Trustee.

Section 1105.   Deposit of Redemption Price.

On or before 11:00am New York City time on the redemption date, the U.S. Issuer or the U.K. Issuer will deposit with the Paying Agent or the Trustee (or, if the relevant Issuer is acting as Paying Agent, segregate and hold in trust for the benefit of the Holders or the Trustee) money sufficient to pay the redemption price of and accrued interest on the relevant series of Securities to be redeemed on that date. If less than all of the Securities of such series are to be redeemed, the Securities to be redeemed shall be selected by lot or in accordance with the procedures of The Depository Trust Company, in the case of Securities represented by a Global Security, or by the Trustee by such method as the Trustee deems to be fair and appropriate, in the case of Securities that are not represented by a Global Security.

Section 1106.   Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the relevant Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the relevant Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.   Unredeemed Portions of Partially Redeemed Security.

Upon surrender of a Security that is to be redeemed in part, the relevant Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of the Security at the expense of the relevant Issuer, a new Security or Securities, of any authorized denomination as requested by the Holder, in an aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security surrendered, provided that each new Security will be in a principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

Section 1108.   Fixed Rate Securities Make-Whole and Par Redemption.

(a)                 Prior to the applicable Par Call Date, the relevant Issuer may redeem any series of fixed rate Securities, in whole or in part, at their option at any time and from time to time at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the principal amount of fixed rate Securities to be redeemed on that Redemption Date and (ii) as determined by such Issuer, (a) with respect to any series of fixed rate Securities: the sum of the present values of the remaining scheduled payments of principal of and interest on such Securities to be redeemed on that Redemption Date (not including any portion of such payments of interest accrued as of the Redemption Date) that would be due if the relevant series of fixed rate Securities matured on the applicable Par Call Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate to be determined in accordance with Section 301; in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

(b)                On or after the applicable Par Call Date, the relevant Issuer may redeem any series of fixed rate Securities, in whole or in part, at its option at any time and from time to time at a Redemption Price equal to 100% of the principal amount of the applicable series of fixed rate Securities to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(c)                 Notwithstanding the foregoing, instalments of interest on the fixed rate Securities to be redeemed that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the fixed rate Securities and the Indenture, as applicable.

(d)                Each Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Section 1109.   Floating Rate Securities Par Redemption.

(a)                 On or after the applicable Par Call Date, the relevant Issuer may redeem any series of floating rate Securities, in whole or in part, at its option at any time and from time to time at a Redemption Price equal to 100% of the principal amount of the floating rate Securities to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(b)                Notwithstanding the foregoing, instalments of interest on the floating rate Securities to be redeemed that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the floating rate Securities and the Indenture, as applicable.

Section 1110.   Redemption Upon a Change of Control Put Event.

(a)                 If a Change of Control Put Event occurs with respect to a series of Securities, the Holders of such series will have the option (a “Change of Control Put Option”) (unless prior to the giving of the relevant Change of Control Put Event Notice the Issuer of such series of Securities has given notice of redemption pursuant to any of Section 1104, Section 1108 or Section 1109 as applicable) to require the relevant Issuer to redeem or, at such Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ Securities on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

(b)                Promptly, and in any event not later than seven calendar days, after becoming aware of the occurrence of a Change of Control Put Event, the relevant Issuer shall notify the Trustee in writing and give notice (a “Change of Control Put Event Notice”) to the Holders specifying: (A) the nature of the Change of Control Put Event, (B) the procedure for exercising the Change of Control Put Option, (C) that a Change of Control Put Notice once given may not be revoked, (D) the last day of the Paying Agent’s normal business hours falling within the period (the “Change of Control Put Period”) and (E) the Change of Control Put Date.

(c)                 To exercise the Change of Control Put Option, the relevant Holder must deliver, at the specified office of the Paying Agent at any time during the Change of Control Put Period of 45 calendar days after a Change of Control Put Event Notice is given, accompanied by a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of the Paying Agent (a “Change of Control Put Notice”) and in which the Holder must specify a bank account (or, if payment is required to be made by check, an address) to which payment is to be made pursuant to this Section 1110, accompanied by, if the relevant Security is in definitive form, the relevant Security or evidence satisfactory to the Paying Agent concerned that the relevant Security will, following delivery of the Change of Control Put Notice, be held to its order or under its control. The “Change of Control Put Date” shall be the date falling seven London business days after the expiration of the Change of Control Put Period.

(d)                A Change of Control Put Notice, once given, shall be irrevocable, except where prior to the Change of Control Put Date, an Event of Default has occurred and is continuing; in which event, the relevant Holder, at its option, may elect by notice to the relevant Issuer to withdraw the Change of Control Put Notice and instead to instruct the Trustee, in writing, to give notice that the relevant Securities the subject of the Change of Control Put Notice are immediately due and payable pursuant to Article Five. The relevant Securities shall then become immediately due and payable, as long as the Trustee declares all of the relevant Securities immediately due and payable.

(e)                 The relevant Issuer shall redeem or purchase (or procure the purchase of) the relevant Securities on the Change of Control Put Date unless previously redeemed (or purchased) and cancelled.

(f)                  The Trustee is under no obligation whatsoever to ascertain whether a Change of Control Put Event or any event which could lead to the occurrence of or could constitute a Change of Control Put Event has occurred and, until a Responsible Officer of the Trustee shall have received actual written notice pursuant to this Section 1110 to the contrary, the Trustee may assume that no Change of Control Put Event or other such event has occurred.

Section 1111.   Redemption at Maturity.

Unless previously redeemed and cancelled as herein provided, each series of Securities will be repaid by the relevant Issuer at their respective principal amounts at Maturity.

ARTICLE Twelve
Sinking Funds

Section 1201.   Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.   Satisfaction of Sinking Fund Payments with Securities.

The relevant Issuer or the Guarantor (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the relevant Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.   Redemption of Securities for Sinking Fund.

Not less than 30 days prior to each sinking fund payment date for any Securities, the relevant Issuer will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the relevant Issuer in the manner provided in Section 1102. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE Thirteen
Defeasance and Covenant Defeasance

Section 1301.   Issuers and the Guarantor’s Option to Effect Defeasance or Covenant Defeasance.

The relevant Issuer or the Guarantor may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or Section 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a board resolution or in another manner specified as contemplated by Section 301 for such Securities.

Section 1302.   Defeasance and Discharge.

Upon the relevant Issuer’s or the Guarantor’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, each of the relevant Issuer and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the relevant Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the relevant Issuer or the Guarantor, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the relevant Issuer’s or the Guarantor’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the relevant Issuer and the Guarantor may exercise their option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

Section 1303.   Covenant Defeasance.

Upon the relevant Issuer’s or the Guarantor’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the relevant Issuer and the Guarantor shall be released from their obligations under Section 801(3), Section 1006 and any covenants provided pursuant to Section 301(18), Section 901(3) or Section 901(9) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Section 501(3) (with respect to any of Section 801(3), Section 1006 and any such covenants provided pursuant to Section 301(18), Section 901(3) or Section 901(9)) and Section 901(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the relevant Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304.   Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

(1)                The relevant Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Maturities, in accordance with the terms of this Indenture and such Securities, provided that the relevant Issuer shall specify whether such Securities are being defeased to Stated Maturity or to the Redemption Date. As used herein, “U.S. Government Obligation” means any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof.

(2)                The relevant Issuer must deliver to the Trustee an Opinion of Counsel to the effect that the deposit and related defeasance would not cause the Holders to recognize income, gain or loss for U.S. federal income tax purposes. The relevant Issuer may, in lieu of an Opinion of Counsel, deliver a ruling to such effect received from or published by the U.S. Internal Revenue Service.

Section 1305.   Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the relevant Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The relevant Issuer and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the relevant Issuer or the Guarantor from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 1306.   Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the relevant Issuer and the Guarantor have been discharged or released pursuant to Section 1302 or Section 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the relevant Issuer or the Guarantor make any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the relevant Issuer and the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

Section 1307.   Qualifying Trustee.

Any trustee appointed pursuant to Section 1304 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related Defeasance or Covenant Defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

In Witness Whereof, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

HALEON US CAPITAL LLC as Issuer

By:	/s/ Arlene E. Cannon
Name:	Arlene E. Cannon
Title:	Assistant Secretary

HALEON UK CAPITAL PLC as Issuer

By:	/s/ Michael Rowe
Name:	Michael Rowe
Title:	Director and Group Treasurer

HALEON PLC as Guarantor

By:	/s/ Ben Checkland
Name:	Ben Checkland
Title:	Director, Corporate Finance

By:	/s/ Michael Rowe
Name:	Michael Rowe
Title:	Group Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee

By:	/s/ Sebastian Hidalgo
Name:	Sebastian Hidalgo
Title:	Authorized Officer

By:	/s/ Chris Niesz
Name:	Chris Niesz
Title:	Authorized Officer

Form Of Certificate Of Transfer

[Haleon US Capital LLC
184 Liberty Corner Road, Suite 200
Warren NJ 07059
United States]

[Haleon UK Capital plc
Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom]

Haleon plc
Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom

Deutsche Bank Trust Company Americas
c/o DB Services Americas, Inc.
5201 Gate Parkway, 1st Floor
Jacksonville, FL 32256
Attn: Transfer Department

Deutsche Bank Trust Company Americas
Attention: Corporates Team, Haleon, [Deal ID TBD]
1 Columbus Circle
Trust and Securities Services
Mail Stop NYC01-0417
4th Floor, New York, NY, 10019
United States of America

Re: [Title of Securities]

Reference is hereby made to the Indenture, dated as of August 21, 2026 (as supplemented to the date hereof, the “Indenture”), among [Haleon US Capital LLC][Haleon UK Capital plc], as issuer (the “Issuer”), Haleon plc, as Guarantor (the “Guarantor”) and Deutsche Bank Trust Company Americas, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________________, (the “Transferor”) owns and proposes to transfer the [Security][Securities] or beneficial interest in such [Security][Securities] specified in Exhibit 1 hereto, in the principal amount of $___________ (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Exhibit 1 hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the Global Security or a Certificated Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the applicable legend printed on the Global Security and/or the Certificated Security pursuant to Rule 144A and in the Indenture and the Securities Act.

2. ☐¨ Check if Transferee will take delivery of a beneficial interest in the Global Security or a Certificated Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the 40-day “Distribution Compliance Period” under Regulation S, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than a “Distributor” as defined in Rule 902 of Regulation S) and the transferred beneficial interest will be held immediately after such Transfer through Euroclear or Clearstream. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the applicable legend printed on the Global Security and/or the Certificated Security and in the Indenture and the Securities Act.

3. ☐     Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Certificated Security.

(a) ☐     Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the applicable legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

(b) ☐   Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the applicable legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

(c) ☐     Check if Transfer is Pursuant to an Effective Registration Statement. The Transfer is being effected in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

(d) ☐   Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will not be subject to the restrictions on transfer enumerated in the applicable legend printed on the Restricted Global Securities or Restricted Certificated Securities and in the Indenture.

4. ☐      Check if Transfer is to the Issuer or any of its Subsidiaries. The transfer is being effected in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Guarantor.

[Insert Name of Transferor]

By:
Name:
Dated:	Title:

EXHIBIT 1 TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)           ☐ a beneficial interest in the:

(i)              ☐ Global Security offered and sold pursuant to Rule 144A (CUSIP _________), or

(ii)             ☐ Global Security offered and sold pursuant to Regulation S (CUSIP _________)

(b)                ☐ a Restricted Certificated Security.

2.       After the Transfer the Transferee will hold:

[CHECK ONE]

(a)            a beneficial interest in the:

(i)              ☐ Global Security offered and sold pursuant to Rule 144A (CUSIP _________), or

(ii)             ☐ Global Security offered and sold pursuant to Regulation S (CUSIP _________), or

(iii)            ☐ Unrestricted Global Security (CUSIP _________); or

(b)           ☐ a Restricted Certificated Security; or

(c)           ☐ an Unrestricted Certificated Security, in accordance with the terms of the Indenture.

FORM OF CERTIFICATE OF EXCHANGE

[Haleon US Capital LLC
184 Liberty Corner Road, Suite 200
Warren NJ 07059
United States]

[Haleon UK Capital plc
Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom]

Haleon plc
Building 5, First Floor, The Heights,
Weybridge, Surrey KT13 0NY
United Kingdom

Deutsche Bank Trust Company Americas
c/o DB Services Americas, Inc.
5201 Gate Parkway, 1st Floor
Jacksonville, FL 32256
Attn: Transfer Department

Deutsche Bank Trust Company Americas
Attention: Corporates Team, Haleon, [Deal ID TBD]
1 Columbus Circle
Trust and Securities Services
Mail Stop NYC01-0417
4th Floor, New York, NY, 10019
United States of America

Re: [Title of Securities]

Reference is hereby made to the Indenture, dated as of August 21, 2026 (as supplemented to the date hereof, the “Indenture”), among [Haleon US Capital LLC][Haleon UK Capital plc], as issuer (the “Issuer”), Haleon plc, as Guarantor (the “Guarantor”) and Deutsche Bank Trust Company Americas, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

__________________________, (the “Owner”) owns and proposes to exchange the Security[ies] or beneficial interest in such Security[ies] specified herein, in the principal amount of $____________ (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1.            Exchange of Restricted Certificated Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Certificated Securities or Beneficial Interests in an Unrestricted Global Security

(a) ☐    Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

B-1

(b) ☐     Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐     Check if Exchange is from Restricted Certificated Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐    Check if Exchange is from Restricted Certificated Security to Unrestricted Certificated Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Unrestricted Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the applicable legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.            Exchange of Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities for Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities

(a) ☐     Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Certificated Security with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Security issued will continue to be subject to the restrictions on transfer enumerated in the applicable legend printed on the Restricted Certificated Security and in the Indenture and the Securities Act.

(b) ☐    Check if Exchange is from Restricted Certificated Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner’s Restricted Certificated Security for a beneficial interest in the [CHECK ONE] ¨ Global Security offered and sold pursuant to Rule 144A, ¨ Global Security offered and sold pursuant to Regulation S, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the applicable legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Guarantor.

[Insert Name of Transferor]

By:
Name:
Dated:	Title:

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